JAMBA, INC.

NOTICE OF GRANT OF RESTRICTED STOCK

Jamba, Inc. (the “Company”) has granted the Participant an award of Restricted Stock (the “Award”) pursuant to the 2013 Equity Incentive Plan of Jamba, Inc. (the “Plan”), as follows:

Participant:	_____________________________	Grant Number	__________________________

Date of Grant:	_____________________________	Vesting Commencement Date	__________________________

Total Number of Shares of Restricted Stock:	____________________________, subject to adjustment as provided by the Restricted Stock Agreement.

Vested Shares:	[Insert Vesting Schedule and Other Vesting Conditions]

Superseding Agreement:	None/_______________. To the extent that a Superseding Agreement is listed, to the extent that such Superseding Agreement provides for more beneficial vesting terms, then, notwithstanding anything in this Grant Notice or the Restricted Stock Units Agreement to the contrary, the provisions of that Superseding Agreement shall govern.

By their signatures below or by electronic acceptance or authentication in a form authorized by the Company, the Company and the Participant agree that the Award is governed by this Notice and by the provisions of the Plan and the Restricted Stock Agreement, both of which are made a part of this document. The Participant acknowledges that copies of the Plan, Restricted Stock Units Agreement and the prospectus for the Plan are available on the Company’s internal web site and may be viewed and printed by the Participant for attachment to the Participant’s copy of this Grant Notice. The Participant represents that the Participant has read and is familiar with the provisions of the Plan and Restricted Stock Agreement, and hereby accepts the Award subject to all of their terms and conditions. In addition, Participant has read and signed the attached Assignment Separate From Certificate in accordance with the terms of the Restricted Stock Agreement.

JAMBA, INC.	PARTICIPANT

By:
Signature

Date
Address:
Address

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED the undersigned does hereby sell, assign and transfer unto ______________________________________________________________________________ ___________________________________________________ (_________________) shares of the Capital Stock of the Jamba, Inc. standing in the undersigned’s name on the books of said corporation represented by Certificate No. __________________ herewith and does hereby irrevocably constitute and appoint ________________________________ Attorney to transfer the said stock on the books of said corporation with full power of substitution in the premises.

Dated:

Signature

Print Name

Instructions: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its Company Reacquisition Right set forth in the Restricted Stock Agreement without requiring additional signatures on the part of the Participant.